Exhibit 1.1
Wealthfront Corporation
Common Stock
__
   Underwriting Agreement
[ • ]
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC
As representatives (the “Representatives”) of the several Underwriters named in Schedule I hereto,
c/o Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282-2198
c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179
Ladies and Gentlemen:
Wealthfront Corporation, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of [ • ] shares, and, at the election of the Underwriters, up to [ • ] additional shares of the Company’s Common Stock, par value $0.0001 per share (“Stock”), and the stockholders of the Company named in Schedule II hereto (the “Selling Stockholders”) propose, subject to the terms and conditions stated in this Agreement, to sell to the Underwriters an aggregate of [ • ] shares of Stock. The aggregate of [ • ] shares of Stock to be sold by the Company and the Selling Stockholders is herein called the “Firm Shares” and the aggregate of [ • ] additional shares of Stock to be sold by the Company are herein called the “Optional Shares.” The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “Shares.”
The Company hereby confirms the engagement of Citizens JMP Securities, LLC as, and Citizens JMP Securities, LLC hereby confirms its agreement with the Company to render services as, a “qualified independent underwriter” within the meaning of Rule 5121 (“Rule 5121”) of the Financial Industry Regulatory Authority, Inc. (“FINRA”) with respect to the offering and sale of the Shares (Citizens JMP Securities, LLC acting in such capacity, the “QIU”). No compensation will be paid to the QIU for its services as a qualified independent underwriter.
1.    (a)    The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i)    A registration statement on Form S-1 (File No. 333-290583) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has been filed with the Commission; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any oral or written communication with potential investors undertaken in reliance on Rule 163B under the Act is hereinafter called a “Testing-the-Waters Communication”; any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Written Testing-the-Waters Communication”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”);
(ii)    (A) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and (B) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(c) of this Agreement) or any Selling Stockholder Information (as defined in Section 1(b)(vi) of this Agreement);
(iii)    For the purposes of this Agreement, the “Applicable Time” is [ • ] p.m. (New York City time) on the date of this Agreement. The Pricing Prospectus, as supplemented by the information listed on Schedule III(a) and Schedule III(c) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4(a) of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with the Underwriter Information or any Selling Stockholder Information;
(iv)    No documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule III(b) hereto;
(v)    The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information or any Selling Stockholder Information;
(vi)    Neither the Company nor any of its subsidiaries has, since the date of the latest audited financial statements included in the Pricing Prospectus, (i) sustained any loss or interference with its business that is material to the Company and its subsidiaries, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole, in each case other than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except in each case as described in the Pricing Prospectus and the Prospectus, there has not been (x) any change in the capital stock (other than as a result of (i) the exercise or settlement, if any, of stock options or restricted stock units (including any “net” or “cashless” exercises or settlements) or the award, if any, of stock options, restricted stock units or other equity awards, in each case in the ordinary course of business pursuant to the Company’s equity plans that are described in the Pricing Prospectus and the Prospectus, (ii) the repurchase or purchase of shares of capital stock from a stockholder upon or following termination of such holder’s employment or service with the Company pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company, (iii) the exercise, if any, of warrants that are described in the Pricing Prospectus and the Prospectus or (iv) the issuance, if any, of shares of Stock upon exercise or conversion of Company securities as described in the Pricing Prospectus and the Prospectus) or long-term debt of the Company or any of its subsidiaries or (y) any Material Adverse Effect (as defined below); as used in this Agreement, “Material Adverse Effect” shall mean any material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting (i) the business, properties, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (ii) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Shares, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus;
(vii)    The Company and its subsidiaries do not own any real property. The Company and its subsidiaries have good and marketable title to all personal property owned by them (other than with respect to intellectual property and Intellectual Property Rights (as defined below), title to which is addressed exclusively in subsection (xxxi) of this Section 1(a)), in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them, to the Company’s knowledge, under valid, subsisting and enforceable leases (subject to the effects of (i) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally; (ii) the application of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity); and (iii) applicable law and public policy with respect to the rights to indemnity and contribution) with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;
(viii)    Each of the Company and each of its subsidiaries has been (i) duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization (where such concept exists), with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus, and (ii) duly qualified as a foreign corporation for the transaction of business and is in good standing (where such concept exists) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and each significant subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Act) of the Company has been listed in Exhibit 21.1 to the Registration Statement;
(ix)    The Company has an authorized capitalization as set forth in the Pricing Prospectus and all of the issued and outstanding shares of capital stock of the Company, including the Shares to be sold by the Selling Stockholders, have been duly and validly authorized and issued and outstanding and are fully paid and non-assessable and conform in all material respects to the description of the Stock contained in the Pricing Disclosure Package and the Prospectus; and all of the issued and outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except, in the case of any foreign subsidiary, for directors’ qualifying shares) are owned directly or indirectly by the Company, are free and clear of all liens, encumbrances, equities or claims, with the exception of Wealthfront Advisers LLC (“Wealthfront

Advisers”) and Wealthfront Software LLC which equity interests are pledged as collateral under the Company’s revolver;
(x)    The unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Stock contained in the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights that have not been validly waived or satisfied;
(xi)    The issue and sale of the Shares to be sold by the Company and the compliance by the Company with this Agreement and the consummation of the transactions contemplated in this Agreement and the Pricing Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) the certificate of incorporation or by-laws (or other applicable organizational document) of the Company or any of its subsidiaries, or (C) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clauses (A) and (C), for such defaults, breaches, or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or regulatory body is required for the issue and sale of the Shares to be sold by the Company and the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act, the approval by FINRA of the underwriting terms and arrangements, the approval for listing on the Nasdaq Stock Market LLC (the “Exchange”), and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;
(xii)    Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation or by-laws (or other applicable organizational document), (ii) in violation of any statute or any judgment, writ, award, injunction, decree or order (each an “Order”), of any federal, state or local governmental, regulatory or other public regulatory body, agency, commission, department, branch, division, subdivision, bureau, audit group, procuring office or authority (including self-regulatory organizations), court, tribunal, domestic or foreign, including the employees or agents thereof, governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties (each, a “Governmental Entity”), or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of the foregoing clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
(xiii)    The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Stock, under the caption “Material U.S. Federal Income Tax Consequences for Non-U.S. Holders of Our Common Stock,” and under the caption “Underwriting,” insofar as they purport to describe the provisions of the laws (other than laws, rules and regulations relating to selling restrictions in various foreign jurisdictions) and documents referred to therein, are accurate, complete and fair in all material respects; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information;
(xiv)    Other than as set forth in the Pricing Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is a party or of which any property of the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is the subject which, if determined adversely to the Company or any of its subsidiaries (or such officer or director), would individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others; there are no current or pending Actions that are required under the Act to be described in the Registration Statement or the Pricing Prospectus that are not so described therein; and there are no statutes, regulations or contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement and the Pricing Prospectus; there is no Action pending, nor, to the knowledge of the Company or any of its subsidiaries, any Action threatened, which could result in the termination or material limitation of either Wealthfront Advisers’ or Wealthfront Strategies LLC’s (“Wealthfront Strategies”) rights under their respective registrations as investment advisers under the Advisers Act, or the termination or material limitation of any similar or related rights under any registrations or qualifications with various self-regulatory bodies, states or other jurisdictions, or under any other applicable securities laws;
(xv)    The Company is not, and immediately after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be, required to be registered as an “investment company,” as such term is defined in the Investment Company Act;
(xvi)    At the time of filing the Initial Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Act;
(xvii)    Ernst & Young LLP, which has certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;
(xviii)    The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that (i) complies with the applicable requirements of the Exchange Act, (ii) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles (“GAAP”) and (iii) is designed to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting; provided, however, that this subsection does not require that the Company comply with Section 404 of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) as of an earlier date than it would otherwise be required to so comply under applicable law;
(xix)    Since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting;
(xx)    The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the applicable requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;
(xxi)    This Agreement has been duly authorized, executed and delivered by the Company;
(xxii)    There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement that have not been waived or complied with in connection with the issuance and sale of the Shares contemplated hereby or that has not been described in each of the Registration Statement, the Pricing Prospectus and the Prospectus;
(xxiii)    Neither the Company nor any of its subsidiaries or controlled affiliates, nor any director or officer of the Company or any of its subsidiaries or controlled affiliates nor, to the knowledge of the Company, any employee of or agent, representative or other person associated with or acting on behalf of the Company or any of its subsidiaries or controlled affiliates has (i) made, offered, promised or authorized any unlawful contribution, gift, entertainment or other unlawful expense (or taken any act in furtherance thereof); (ii) made, offered, promised or authorized any direct or indirect unlawful payment; or (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations thereunder, the Bribery Act 2010 of the United Kingdom or any other applicable anti-corruption, anti-bribery or related law, statute or regulation (collectively, “Anti-Corruption Laws”); the Company and each of its subsidiaries and controlled affiliates have conducted their businesses in compliance with Anti-Corruption Laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; neither the Company nor any of its subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of Anti-Corruption Laws;
(xxiv)    The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT Act of 2001, and the rules and regulations promulgated thereunder (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;
(xxv)    Neither the Company nor any of its subsidiaries, nor any director, officer or employee of the Company or any of its subsidiaries nor, to the knowledge of the Company, any agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries is or is owned or controlled by one or more persons that are (i) currently the subject or the target of any applicable economic or financial sanctions imposed, administered or enforced by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State), the United Nations Security Council, the European Union, his Majesty’s Treasury of the United Kingdom or other applicable sanctions authority (collectively, “Sanctions”), (ii) located, legally organized or ordinarily resident in a country or territory that is itself the subject or target of comprehensive Sanctions (as of the date of this Agreement, Cuba, Iran, North Korea, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic) (each a “Sanctioned Jurisdiction”), and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding or facilitation, is the subject or the target of Sanctions and where such funding or facilitation is not authorized under applicable law, or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; neither the Company nor any of its subsidiaries is directly or knowingly indirectly engaged in, or has, at any time since April 24, 2019, directly or knowingly indirectly engaged in, any dealings or transactions with or involving any individual or entity that was or is, as applicable, at the time of such dealing or transaction, the subject or target of Sanctions or with any Sanctioned Jurisdiction; the Company and its subsidiaries have instituted, and maintain, policies and procedures reasonably designed to promote and achieve continued compliance with Sanctions;
(xxvi)    The operations of the Company and its subsidiaries, and, to the Company’s knowledge, the actions of their respective directors, officers, employees, agents and affiliates, are and have been conducted at all times, in all material respects, in compliance with the requirements of applicable Financial Regulatory Laws in each jurisdiction in which the Company or its subsidiaries conduct business. For purposes of this paragraph, the term “Financial Regulatory Laws” means: (i) all legal or regulatory requirements (including rules imposed by the

SEC, FINRA and all other applicable self-regulatory organizations) relating to the licensing, registration and/or operations of a person that provides services relating to dealing in, brokering, marketing or otherwise facilitating or enabling transactions in securities or other financial instruments; and (ii) all legal or regulatory requirements relating to the licensing, registration and/or operations of a person that engages in the origination, facilitation, underwriting, servicing, collection, or enforcement of loans or credit, including but not limited to, laws pertaining to consumer protection, fair lending, usury, credit reporting, debt collection and sales and any other laws applicable to the business of lending and credit. There are no current, pending or, to Company’s knowledge, threatened legal, regulatory or administrative proceedings, filings, orders or governmental investigations alleging any violations of the Financial Regulatory Laws by the Company, which would, if determined adversely to the Company, individually or in the aggregate reasonably be expected to have a Material Adverse Effect;
(xxvii)    The financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its subsidiaries for the periods specified; and said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus under the Act or the rules and regulations promulgated thereunder. All disclosures contained in the Registration Statement, the Pricing Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable;
(xxviii)    The Company has not, directly or indirectly, including through any subsidiary, extended or maintained credit, or arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan to or for any of its directors or executive officers to the extent that such credit was outstanding at or after the time of the first filing of the Registration Statement with the Commission;
(xxix)    The Company has not sold or issued any shares of Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A or Regulation D of the Act, other than (i) shares issued pursuant to employee benefit plans, stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants or (ii) as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus;
(xxx)    The Company and its subsidiaries have filed all U.S. federal, state, and local and all non-U.S. tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, or, except as currently being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which, singly or in the aggregate, has had (nor does the Company nor any of its subsidiaries have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its subsidiaries and which could reasonably be expected to have) a Material Adverse Effect on the Company and its subsidiaries, taken as a whole;
(xxxi)    Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, the Company and each of its subsidiaries (i) own or otherwise possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, domain names, copyrights and registrations and applications thereof, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures and other intellectual property) (collectively, “Intellectual Property Rights”) used in or necessary for the conduct of their respective businesses as currently conducted, (ii) do not, through the conduct of their respective businesses, infringe, misappropriate or otherwise violate or conflict with the Intellectual Property Rights of others, which infringement, misappropriation, violation or other conflict, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; (iii) have not received any written notice of any claim of infringement, misappropriation, or other violation or conflict with, the Intellectual Property Rights of others; (iv) to the Company’s knowledge, no third party is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights owned by the Company; (v) all employees or contractors engaged in the development of Intellectual Property Rights on behalf of the Company or any subsidiary of the Company have executed an invention assignment agreement whereby such employees or contractors presently assign all of their right, title and interest in and to such Intellectual Property Rights to the Company or the applicable subsidiary, and to the Company’s knowledge, no such agreement has been breached or violated; and (vi) the Company and its subsidiaries have taken reasonable efforts to maintain the confidentiality of all Intellectual Property Rights of the Company or any of its subsidiaries deemed by the Company or its subsidiaries to be a trade secret. The Company and its subsidiaries use and have used any and all software and other materials distributed under a “free,” “open source” or similar licensing model (“Open Source Software”) in compliance with all license terms applicable to such Open Source Software; and neither the Company nor any of its subsidiaries uses or distributes or has used or distributed any Open Source Software in any manner that requires or has required (A) the Company or any of its subsidiaries to permit reverse engineering of any software code or other technology owned by the Company or any of its subsidiaries or (B) any software code or other technology owned by the Company or any of its subsidiaries to be (1) disclosed or distributed in source code form, (2) licensed for the purpose of making derivative works or (3) redistributed at no charge, except in the case of (A) and (B) above, as would not reasonably be expected to have a Material Adverse Effect;
(xxxii)    The information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications and databases used or in the custody of the Company and its subsidiaries (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, the Company and its subsidiaries have implemented, maintained and complied with commercially reasonable technical, physical and organizational controls, policies, procedures and safeguards consistent with applicable regulatory requirements designed to maintain and protect their material confidential information and the security of all IT Systems and confidential data stored thereon (including all information that is considered “personally identifiable information,” “personal information,” “personal data,” “sensitive personal information,” “nonpublic personal information” or any similar term by any applicable Privacy Requirements (as defined below) (“Personal Data”)) used in connection with their businesses and, to the extent required by applicable Privacy Requirements, required all third parties acting on behalf of the Company or any of its subsidiaries that provide IT Systems to maintain and implement substantially similar security measures, and there have been no material breaches, outages or unlawful or unauthorized uses, losses, disclosures, compromises, exfiltration or accesses to the IT Systems that resulted in any compromise to confidential information or Personal Data, except for those that have been remedied without material cost or liability or required notification to any other third party, nor any material incidents under internal review or investigations relating to the same. Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, the Company and its subsidiaries have complied and are presently in compliance with all applicable laws or statutes and all judgments, orders, rulings and regulations of any court or arbitrator or governmental or regulatory authority, industry standards with which the Company or its subsidiaries have chosen to comply, public policies, public notices and/or public statements and contractual obligations relating to the privacy and security of IT Systems and Personal Data (“Privacy Requirements”) and have not received any notice, inquiry, request, claim, complaint or correspondence from, or been the subject of any investigation or enforcement action by, any person or governmental authority in relation to any security incident or actual or alleged violation of a Privacy Requirement;
(xxxiii)    No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Registration Statement, the Pricing Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;
(xxxiv)    Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Registration Statement, the Pricing Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects;
(xxxv)    There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act, including Section 402 related to loans;
(xxxvi)    Neither the Company nor any of its affiliates has taken, or will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or any of its subsidiaries in connection with the offering of the Shares;

(xxxvii)    The Company and each of its subsidiaries have such permits, licenses, approvals, consents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their respective properties and conduct their respective businesses in the manner described in the Registration Statement, the Pricing Prospectus and the Prospectus, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received notice of any proceedings related to the revocation, suspension, cancellation, refusal to renew or modification of any such Permits that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect. Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, no condition exists that, with notice or lapse of time or both, would constitute default under, or result in the revocation, suspension, withdrawal, cancellation, or termination of, any Permit and each Permit has been duly obtained, is valid, in good standing and in full force and effect; and the Company and its subsidiaries are in compliance with each such Permit;
(xxxviii) The Company and its subsidiaries have not received notice of, and are not aware of, any violation of any law, rule, regulation, Order or other legal requirement, and are not in default in any material respect with respect to any Order of any court or other Governmental Entity that would, or would reasonably be expected to, (i) give rise to an affirmative answer to any of the questions in Item 11, Part 1 or Item 9, Part 2A of the Form ADV of either Wealthfront Advisers or Wealthfront Strategies, or (ii) constitute any event specified in Rule 506(d)(1) of the Act or any proceeding or event that could result in any such disqualifying event that would either require disclosure under the provisions of Rule 506(e) of the Act or result in disqualification under Rule 506(d)(1) of the use of the Rule 506 exemption, as applicable;
(xxxix)    Wealthfront Advisers and Wealthfront Strategies have adopted (and have maintained at all times required by applicable law) (i) a written code of ethics, as required by Rule 204A-1 under the Advisers Act; (ii) a written policy regarding insider trading and the protection of material non-public information; (iii) policies and procedures with respect to the protection of non-public personal information about customers, clients and other third parties designed to assure compliance with applicable law; (iv) a proxy voting policy as required by Rule 206(4)-6 under the Advisers Act (v) policies and procedures for the allocation of investments purchased for their clients; (vi) policies and procedures with respect to custody of client assets; and (vii) all other policies and procedures mandated by Rule 206(4)-7 under the Advisers Act (all of the foregoing policies and procedures being referred to collectively as “Adviser Compliance Policies”), and have designated and approved a chief compliance officer; Wealthfront Advisers and Wealthfront Strategies have made available to the Underwriters prior to the date hereof reports of each annual review conducted by Wealthfront Advisers and Wealthfront Strategies pursuant to Rule 206(4)-7 under the Advisers Act for the five (5) calendar years preceding the date hereof; there have been no material violations or allegations of material violations of the Adviser Compliance Policies that Wealthfront Advisers and Wealthfront Strategies, except as described in the Pricing Prospectus and the Prospectus; true and correct copies of the Adviser Compliance Policies (including any reports or filings under such policies and procedures relating to compliance by Wealthfront Advisers and Wealthfront Strategies and all directors, officers, and/or employees subject thereto) have been delivered to the Underwriters prior to the date hereof; Wealthfront Advisers and Wealthfront Strategies are and have been at all times in compliance in all material respects with the Adviser Compliance Policies; Wealthfront

Advisers and Wealthfront Strategies are each subject to policies and procedures with respect to business continuity plans in the event of business disruptions and cybersecurity policies and procedures (together, the “BCP and Cybersecurity Policies”), in each case adopted and maintained by an affiliate of each of Wealthfront Advisers and Wealthfront Strategies; there have been no material violations or allegations of material violations of the BCP and Cybersecurity Policies by Wealthfront Advisers or Wealthfront Strategies, except as described in the Pricing Prospectus and the Prospectus; true and correct copies of the BCP and Cybersecurity Policies (including any reports or filings under such policies and procedures relating to compliance by Wealthfront Advisers and Wealthfront Strategies and all directors, officers, and/or employees subject thereto) have been delivered to the Underwriters prior to the date hereof; and Wealthfront Advisers and Wealthfront Strategies are and have been at all times in compliance in all material respects with the BCP and Cybersecurity Policies;
(xl)    Wealthfront Advisers and Wealthfront Strategies have in effect policies and procedures reasonably designed to ensure their compliance with Rule 206(4)-5 under the Advisers Act and applicable Commission guidance or Commission staff guidance related thereto; none of Wealthfront Advisers, Wealthfront Strategies or any of their respective “covered associates” (as defined in Rule 206(4)-5 under the Advisers Act), or, to the knowledge of Wealthfront Advisers and Wealthfront Strategies, any immediate family member of such “covered associates,” has violated such policies and procedures or has used any funds for or made any campaign or political contributions (whether directly or indirectly, and whether monetary, in-kind, or in any other form) in violation of Rule 206(4)-5 of the Advisers Act or any other applicable law or which could result in Wealthfront Advisers or Wealthfront Strategies being precluded from receiving any compensation, direct or indirect, in connection with investment advisory services provided to any investor that is a government entity as defined in Rule 206(4)-5;
(xli)    Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, Wealthfront Advisers and Wealthfront Strategies have been in compliance with Rule 206(4)-2 under the Advisers Act and any other applicable law with respect to the custody of client funds;
(xlii)    The books and records of Wealthfront Advisers and Wealthfront Strategies are complete and correct in all material respects and have been maintained in all material respects in accordance with all applicable requirements of Rule 204-2 under the Advisers Act;
(xliii)    Each of Wealthfront Advisers and Wealthfront Strategies has made available to the Underwriters a copy (current as of the date of this Agreement) of its Form ADV Parts 1, 2A and 2B, and any other regulatory filings as filed with the Commission or any other Governmental Entity or delivered to any client or investor, as applicable; as of the date of each filing, amendment or delivery, as applicable, each such regulatory filing was timely filed and, at the time it was filed, and during the period of its authorized use, complied in all material respects with applicable law, and was accurate and correct in all material respects and did not omit to state a fact necessary to make the statements therein not misleading in light of the circumstances on which they were made;
(xliv)    Each of Wealthfront Advisers and Wealthfront Strategies has filed on its own behalf, on a timely basis, Form ADV and all other required regulatory reports, schedules, forms, registrations, notices and other documents, as applicable, together with any amendments required to be made with respect thereto (i) with the Commission, (ii) with any applicable domestic or foreign industry self-regulatory organization (“SRO”), (iii) with all other applicable federal, state or foreign governmental or regulatory agencies or authorities (collectively with the Commission and the SROs, “Regulatory Agencies”) and (iv) otherwise under any applicable law, and have paid all fees and assessments due and payable in connection therewith; no Regulatory Agency has initiated, or threatened to initiate, any material proceeding or, to the knowledge of either Wealthfront Advisers or Wealthfront Strategies, material investigation or inquiry into the business or operations of Wealthfront Advisers and Wealthfront Strategies; there is no unresolved violation, deficiency, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of either Wealthfront Advisers and Wealthfront Strategies that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;
(xlv)    Each of Wealthfront Advisers and Wealthfront Strategies is duly registered with the Commission and all other applicable Governmental Entities as investment advisers, to the extent required by applicable law, and each such registration is in full force and effect; except for such registration, none of Wealthfront Advisers, Wealthfront Strategies or, to the knowledge of Wealthfront Advisers and Wealthfront Strategies, any of Wealthfront Advisers’ or Wealthfront Strategies’ officers, managers, directors or employees is, or is required to be, registered or appointed as an “investment adviser” or “investment adviser representative” under applicable law;
(xlvi)    Each of Wealthfront Advisers and Wealthfront Strategies (i) is not and has not been a “broker-dealer” within the meaning of the Exchange Act and (ii) is not and has not been required to be registered, licensed or qualified as a broker-dealer under the Exchange Act or any other applicable law;
(xlvii)    Neither Wealthfront Advisers nor Wealthfront Strategies nor, to the knowledge of Wealthfront Advisers and Wealthfront Strategies, any officer, manager, member, partner, director or employee thereof is, or has been, required to be registered with the Commodity Futures Trading Commission as a “commodity pool operator” (as defined in the Commodity Exchange Act (“CEA”)) or a “commodity trading advisor” (as defined in the CEA);
(xlviii)    No exemptive orders, “no-action” letters or similar exemptions or regulatory relief have been obtained by either Wealthfront Advisers or Wealthfront Strategies as of the date hereof, nor are any requests by Wealthfront Advisers or Wealthfront Strategies pending therefor, or any officer, director, member, owner or employee of Wealthfront Advisers or Wealthfront Strategies;
(xlix)    Neither Wealthfront Advisers nor Wealthfront Strategies at any time since their respective inceptions have been engaged in any business other than providing investment management services and related activities; with respect to each client or investor, each investment contract has been performed in accordance with its terms, the Advisers Act and all other applicable laws by Wealthfront Advisers and Wealthfront Strategies, in each case, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(l)    None of the Company or any of its subsidiaries is a “covered foreign person” within the meaning of the investment regulations of the United States Department of the Treasury as defined in 31 C.F.R Part 850.209.
(li)    The Company and its subsidiaries, taken as a whole, are insured against such losses and risks and in such amounts as are, in the Company’s reasonable judgment, prudent and customary in the businesses in which they are engaged and as required by law;
(lii)    From the time of initial confidential submission of a registration statement relating to the Shares with the Commission (or, if earlier, the first date on which a Testing-the-Waters Communication was made) through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a)(19) of the Act (an “Emerging Growth Company”);
(liii)    (A) Each Plan (as defined below) has been sponsored, maintained and contributed to in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Internal Revenue Code of 1986, as amended (the “Code”), except for noncompliance that would not reasonably be expected to have a Material Adverse Effect; (B) no non-exempt prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan; (C) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no failure to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived, has occurred or is reasonably expected to occur; (D) no “reportable event” (within the meaning of Section 4043(c) of ERISA, other than those events as to which notice is waived) has occurred or is reasonably expected to occur that either has, or would reasonable be expected to have, individually or in the aggregate, a Material Adverse Effect; (E) neither the Company nor any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Code) has incurred, nor is reasonably expected to incur, any material liability under Title IV of ERISA (other than contributions to any Plan or any Multiemployer Plan (as defined below) or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) in respect of a Plan or a Multiemployer Plan; and (F) there is no pending audit or investigation by the U.S. Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any Plan that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (x) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its subsidiaries in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the Company and its subsidiaries’ most recently completed fiscal year; or (y) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of FASB Accounting Standards Codification Topic 715) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year. For purposes of this paragraph, (x) the term “Plan” means an employee benefit plan, within the meaning of Section 3(3) of ERISA, subject to Title IV of ERISA, but excluding any Multiemployer Plan, for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414(b), (c), (m) or (o) of the

Code) has any liability and (y) the term “Multiemployer Plan” means a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA;
(liv)    No material labor dispute with or disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened, and neither the Company nor any of its subsidiaries has received notice of any pending or threatened activities or proceedings by any labor union or similar entity to organize any employees of the Company or its subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;
(lv)    Except as described in the Pricing Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offering of the Shares;
(lvi)    There are no debt securities or preferred stock issued, or guaranteed, by the Company that are rated by a “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act;
(lvii)    The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement (or earlier, if required by applicable provisions), it will be in compliance with all provisions of the Sarbanes-Oxley Act that are then in effect and with which the Company is required to comply as of the effectiveness of the Registration Statement; and
(lviii)    The holders of shares of Stock or securities convertible into or exercisable or exchangeable for Stock that have not delivered executed lock-up agreements (as described in Section 8(m) of this Agreement) to the Representatives as of the date hereof are bound by market stand-off provisions with the Company pursuant to which such holders have agreed not to sell, make any short sale of, loan, pledge, grant any option for the purchase of, or otherwise transfer or dispose of such holder’s securities of the Company during the Company Lock-Up Period (as defined below) without the consent of the Company (“Market Stand-off Provisions”) that are enforceable by the Company. Each such Market Stand-off Provision is in full force and effect as of the date hereof and shall remain in full force and effect during the Company Lock-Up Period, except that this provision shall not prevent the Company from effecting such a waiver or amendment to permit a transfer of securities which would be permissible if such securities were subject to the terms of the lock-up agreement in the form attached as Annex II hereto.
(b)    Each of the Selling Stockholders severally, and not jointly, represents and warrants to, and agrees with, each of the Underwriters and the Company that:
(i)    All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney and the Custody Agreement (as each is defined below), and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained, except for the registration under the Act of the Shares and such consents, approvals, authorizations and orders as may be required under state or non-US securities or blue sky laws, the rules and regulations of FINRA or the approval for listing on the Exchange or such other approvals as have been or will be made or obtained on or prior to the First Time of Delivery; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;
(ii)    The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (B) result in any violation of (i) the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation or the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership (or similar applicable organizational document) or (ii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any of its subsidiaries or any property or assets of such Selling Stockholder, except, in the case of clauses (A) and (B)(ii), for such conflicts, defaults, breaches or violations that would not reasonably be expected to materially impact the ability of such Selling Stockholder to consummate the transactions contemplated by this Agreement and the Custody Agreement and perform its obligations under the Power of Attorney; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement, the Power of Attorney and the Custody Agreement and the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, the Power of Attorney and the Custody Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder, except the registration under the Act of the Shares and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws or non-U.S. laws, the rules and regulations of FINRA or the listing on the Exchange in connection with the purchase and distribution of the Shares by the Underwriters and such consents, approvals, authorizations, orders, registrations or qualifications that have already been obtained, made or waived in connection with the purchase and distribution of the Shares by the Underwriters;
(iii)    Such Selling Stockholder has, and immediately prior to each Time of Delivery (as defined in Section 4(a) hereof) such Selling Stockholder will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by such Selling Stockholder hereunder at such Time of Delivery, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;
(iv)    On or prior to the date of the Pricing Prospectus, such Selling Stockholder has executed and delivered to the Underwriters an agreement substantially in the form of Annex II hereto;
(v)    Such Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(vi)    To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder pursuant to Items 7 and 11(m) of Form S-1 expressly for use therein, it being understood and agreed that the only information furnished by such Selling Stockholder consists of the name of such Selling Stockholder, the number of offered shares and the address and other information of such Selling Stockholder which appear in the Pricing Prospectus or any Prospectus in the table (and corresponding footnotes) under the caption “Principal and Selling Stockholders” (with respect to each such Selling Stockholder, the “Selling Stockholder Information”), such Registration Statement and Preliminary Prospectus did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;
(vii)    In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to the Representatives prior to or at the First Time of Delivery a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);
(viii)    Certificates in negotiable form or book-entry securities entitlements representing all of the Shares to be sold by such Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to the Representatives (the “Custody Agreement”), duly executed and delivered by such Selling Stockholder to Equiniti Trust Company, LLC, as custodian (the “Custodian”), and such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to the Representatives (the “Power of Attorney”), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder’s attorneys-in-fact (the “Attorneys-in-Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement;
(ix)    The Shares held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership, limited liability company or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, limited liability company or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares to be sold by such Selling Stockholder hereunder, certificates representing the Shares to be sold by such Selling Stockholder hereunder shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of the Custody Agreements; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event;
(x)    Such Selling Stockholder will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions or with any Sanctioned Jurisdiction, or in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions, or (ii) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any Money Laundering Laws or any Anti-Corruption Laws; and
(xi)    Such Selling Stockholder is not prompted by any material information concerning the Company or any of its subsidiaries that is not disclosed in the Pricing Prospectus to sell its Shares pursuant to this Agreement.
2.    Subject to the terms and conditions herein set forth, (a) the Company and each of the Selling Stockholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders, at a purchase price per share of $[ • ], the number of Firm Shares (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company and each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and all of the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2 (provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares), that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.
The Company hereby grants to the Underwriters the right to purchase at their election up to [ • ] Optional Shares, at the purchase price per share set forth in the paragraph above, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm

Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares may be exercised only by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4(a) hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than one or later than ten business days after the date of such notice.
3.    Upon the authorization by the Representatives of the release of the Shares, the Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Pricing Disclosure Package and the Prospectus.
4.    (a)    The Shares to be purchased by each Underwriter hereunder, in definitive or book-entry form, and in such authorized denominations and registered in such names as the Representatives may request upon at least twenty-four hours’ prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representatives, through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company (with regard to payment to the Company) and the account specified by the Selling Stockholders (with regard to payment to the Selling Stockholders) to the Representatives at least twenty-four hours in advance. The Company and the Selling Stockholders will cause the certificates, if any, representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on [ • ], or such other time and date as the Representatives, the Company, and the Attorneys-in-Fact may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Shares, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery,” such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery,” and each such time and date for delivery is herein called a “Time of Delivery.”
(b)    The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(o) hereof, will be delivered at the offices of Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025 (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting may be held at the Closing Location no later than 5:00 p.m., New York City time, or such other time and place as may be agreed upon by the Representatives and the Company and their respective counsel, on the New York Business Day immediately preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday,

Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.
5.    The Company agrees with each of the Underwriters:
(a)    To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act prior to the earlier of (i) the First Time of Delivery and (ii) the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or to the Company’s knowledge of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus relating to the Shares or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;
(b)    Promptly from time to time to take such action to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation (where not otherwise required) or to file a general consent to service of process in any jurisdiction (where not otherwise required) or to subject itself to taxation in respect of doing business in any jurisdiction;
(c)    Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement (or such later time as may be agreed to by the Company and the Representatives) and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representatives and upon the Representatives’ request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Representatives’ request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;
(d)    Before amending or supplementing the Registration Statement, the Preliminary Prospectus or the Prospectus, to furnish the Underwriters with written and electronic copies of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Underwriters reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule;
(e)    To make generally available to its securityholders as soon as practicable (which may be satisfied by filing with the Commission’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”)), but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and
(f)    (1)    During the period beginning from the date hereof and ending on the earlier of (A) the opening of trading on the second full trading day following the Company’s release of earnings (which for this purpose shall not include “flash” numbers or preliminary, partial earnings) for the fiscal quarterly period ending April 30, 2026 and (B) the end of the 180th day after the date of the Prospectus (the “Company Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with or confidentially submit to the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase shares of Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the Representatives’ prior written consent.
The restrictions contained in the preceding paragraph shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Stock upon the exercise of options or the settlement of restricted stock units (including any “net” or “cashless” exercises or settlements) outstanding as of, or issued after, the date hereof pursuant to the Company’s equity plans described in the Pricing Prospectus and the Prospectus or other arrangement described in the Pricing Prospectus, (C) the issuance by the Company of shares of Stock upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date hereof as described in the Pricing Prospectus and the Prospectus, (D) the issuance by the Company of shares of Stock or securities convertible into, exchangeable for or that represent the right to receive shares of Stock, in each case pursuant to the Company’s equity plans described in the Pricing Prospectus and the Prospectus, (E) the issuance by the Company of shares of Stock upon the exercise of warrants that are described in the Pricing Prospectus and the Prospectus, (F) the issuance by the Company of shares of Stock or securities convertible into, exchangeable for or that represent the right to receive shares of Stock in connection with (x) the acquisition by the Company or any of its subsidiaries of the securities, business, technology, property or other assets of another person or entity or pursuant to an employee benefit plan assumed by the Company in connection with such acquisition, and the issuance of any such securities pursuant to any such agreement, or (y) the Company’s joint ventures, commercial relationships and other strategic relationships, or (G) the filing of any registration statement(s) on Form S-8 relating to the securities granted or to be granted pursuant to (i) the Company’s equity plans that are described in the Pricing Prospectus and the Prospectus or (ii) any assumed employee benefit plan contemplated by clause (F); provided, that the aggregate number of shares of Stock that the Company may sell or issue or agree to sell or issue pursuant to clause (F) shall not exceed 10% of the total number of shares of common stock of the Company outstanding immediately following the issuance of the Shares contemplated by this Agreement; provided further, that in the case of clauses (B), (C), (D), (E) and (F), the Company shall (x) cause each recipient of such securities to execute and deliver to the Representatives, on or prior to the issuance of such securities, a lock-up agreement in substantially the form attached as Annex II hereto, unless such recipient is already bound by a lock-up agreement or a market standoff provision that is enforceable by the Company pursuant to which such holders cannot or have agreed not to sell, contract to sell or otherwise transfer or dispose of such holder’s securities during the Company Lock-Up Period without the consent of the Company, which market standoff provision the Company agrees it will not waive or amend without the prior written consent of Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as Representatives, and (y) enter stop transfer instructions with the Company’s transfer agent and registrar on such securities, which the Company agrees it will not waive or amend without the prior written consent of Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as Representatives.
In addition, during the Company Lock-Up Period, the Company agrees to (a) enforce the Market Stand-off Provisions and any similar transfer restrictions contained in any agreement between the Company and any of its securityholders, including, without limitation, through the issuance of stop transfer instructions to the Company’s transfer agent and registrar with respect to any transaction that would constitute a breach of, or default under, the transfer restrictions, except that this provision shall not prevent the Company from effecting such a waiver or amendment to permit a transfer of securities that would be permissible under the terms of the lock-up agreement in the form attached as Annex II hereto, and (b) not amend or waive any such transfer restrictions with respect to any such holder without the prior written consent of Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as Representatives;
    (2)    If Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, in their sole discretion, agree to release or waive the restrictions set forth in a lock-up letter described in Section 8(m) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Annex I hereto through a major news service at least two business days before the effective date of the release or waiver.
(g)    During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided that no reports, documents or other information need to be furnished pursuant to this Section 5(g) to the extent that they are available on EDGAR;
(h)    During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to the Representatives (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); provided that no reports, documents or other information need to be furnished pursuant to this Section 5(h) to the extent that they are available on EDGAR or to the extent such provisions of such reports, documents or other information would require public disclosure by the Company under Regulation FD;
(i)    To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”;
(j)    To use its best efforts to list for quotation the Shares on the Exchange;
(k)    To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;
(l)    If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., New York City time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;
(m)    Upon request of any Underwriter to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be non-exclusive and used solely for the purpose described above, is granted without any fee and may not be assigned, sub-licensed or transferred and shall terminate at the later of (i) the completion of the distribution of the Shares within the meaning of the Act and (ii) the last Time of Delivery; and
(n)    To promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Shares within the meaning of the Act and (ii) the last Time of Delivery.
6.    (a)    The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Selling Stockholder represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; and each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule III(a) hereto;
(b)    The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;
(c)    The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or other document which will correct such conflict, statement or omission;
(d)    The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representatives with entities that the Company reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Act; and (ii) it has not distributed, or authorized any other person to distribute, any Written Testing-the-Waters Communications, other than those distributed with the prior consent of the Representatives that are listed on Schedule III(d) hereto; and the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Testing-the-Waters Communications; and

(e)    Each Underwriter represents and agrees that any Testing-the-Waters Communications undertaken by it were with entities that such Underwriter reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Act.
7.    The Company and each of the Selling Stockholders covenant and agree with one another and with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Written Testing-the-Waters Communication, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including, subject to clause (v) below, the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to, and the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with, any required review by FINRA of the terms of the sale of the Shares (including the fees and expenses of counsel incurred on behalf of the QIU); provided, however, that the reasonable and documented fees and disbursements of counsel for the Underwriters related to clauses (iii) and (v) shall not exceed $60,000 in the aggregate; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section and (b) each Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder’s obligations hereunder with respect to (i) all underwriting commissions and discounts attributable to such Selling Stockholder’s sale of the Shares, (ii) any fees and expenses of counsel or other financial advisors for such Selling Stockholder that are not otherwise paid for by the Company and (iii) all out-of-pocket expenses and any stamp or other issuance or transfer taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make and the Underwriters will be responsible for 50% of the cost of any chartered plane, jet, private aircraft or other transportation provided that such transportation is chartered to transport representatives from both the Company and the Underwriters in connection with any roadshow presentation to investors undertaken in connection with the offering of the Shares hereunder (it being understood that the use of any chartered plane, jet or private aircraft shall expressly be approved by the Company and the Representatives).
8.    The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:
(a)    The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., New York City time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Act shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Pricing Prospectus, Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;
(b)    Latham & Watkins LLP, counsel for the Underwriters, shall have furnished to the Representatives such written opinion or opinions and negative assurance letter, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;
(c)    Fenwick & West LLP, counsel for the Company, shall have furnished to the Representatives such written opinion or opinions and negative assurance letter, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives;
(d)    Sidley Austin LLP, regulatory counsel for the Company, shall have furnished to the Representatives its written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives;
(e)    Simpson Thacher & Bartlett LLP, regulatory counsel for the Company, shall have furnished to the Representatives its written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives;
(f)    Whalen LLP, counsel for each of the Selling Stockholders, shall have furnished to the Representatives their written opinion with respect to each of the Selling Stockholders for whom they are acting as counsel, dated the First Time of Delivery, in form and substance satisfactory to the Representatives;
(g)    On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives; provided, that the letter delivered on each respective date of delivery, as the case may be, shall use a “cut-off” date no more than three business days prior to such date of delivery;
(h)    On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, the Company shall have furnished to the Representatives a certificate of the Chief Financial Officer of the Company in form and substance reasonably satisfactory to the Representatives;
(i)    (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus, except as described in the Pricing Prospectus and the Prospectus, there shall not have been any change in the capital stock (other than as a result of (A) the exercise or settlement, if any, of stock options or restricted stock units (including any “net” or “cashless” exercises or settlements) or the award, if any, of stock options, restricted stock units, or other equity awards, in each case in the ordinary course of business pursuant to the Company’s equity plans that are described in the Pricing Prospectus and the Prospectus, (B) the repurchase or purchase of shares of capital stock upon or following termination of the holder’s employment or service with the Company pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company, (C) the exercise, if any, of warrants that are described in the Pricing Prospectus and the Prospectus or (D) the issuance, if any, of shares of Stock upon the exercise or conversion of Company securities as described in the Pricing Prospectus and the Prospectus) or long-term debt of the Company or any of its subsidiaries or any change or effect, or any development involving a prospective change or effect, in or affecting (x) the business, properties, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (y) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Shares, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the Representatives’ judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;
(j)    On or after the Applicable Time and at each Time of Delivery, there shall be no debt securities, convertible securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization”, as such term is defined in Section 3(a)(62) under the Exchange Act;
(k)    On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the Representatives’ judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;
(l)    The Shares to be sold at such Time of Delivery shall have been duly listed for quotation on the Exchange;
(m)    The Company shall have obtained and delivered to the Underwriters executed copies of a lock-up agreement from each officer, director, and certain stockholders of the Company, substantially in the form set forth in Annex II hereto;
(n)    The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and
(o)    The Company and the Selling Stockholders shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates of officers of the Company and of an attorney-in-fact on behalf of the Selling Stockholders, respectively, satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (i) of this Section and as to such other matters as the Representatives may reasonably request.
9.    (a)    The Company will indemnify and hold harmless each Underwriter and each Selling Stockholder against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any roadshow, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and Selling Stockholder for any legal or other expenses reasonably incurred by such Underwriter or Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, any roadshow or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information or any Selling Stockholder Information. The Company will also indemnify and hold harmless the QIU against any losses, claims, damages or liabilities incurred as a result of the QIU’s participation as a “qualified independent underwriter” within the meaning of FINRA Rule 5121 in connection with the offering of the Shares, except for any losses, claims, damages, or liabilities resulting solely from the QIU’s willful misconduct.
(b)    Each of the Selling Stockholders, severally and not jointly, will indemnify and hold harmless each Underwriter and the Company against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any roadshow or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or any roadshow or any Testing-the-Waters Communication, in reliance upon and in conformity with the Selling Stockholder Information of such Selling Stockholder; and will reimburse each Underwriter or the Company for any legal or other expenses reasonably incurred by such Underwriter or the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any amendment or supplement thereto, any roadshow or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Underwriter Information; provided further the liability of each Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the aggregate net proceeds (after deducting underwriting discounts and commissions but before deducting expenses) of the Shares sold by such Selling Stockholder under this Agreement (with respect to each Selling Stockholder, the “Selling Stockholder Proceeds”) less any amounts such Selling Stockholder actually pays pursuant to contribution provisions of Sections 9(e) and 9(f) below.
(c)    Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Underwriter and an applicable document, “Underwriter Information” shall mean the written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the fifth paragraph under the caption “Underwriting,” the information contained in the thirteen and fourteenth paragraphs under the caption “Underwriting” and the information contained in the third sentence of the fifteenth paragraph under the caption “Underwriting.”
(d)    Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party other than under the preceding paragraphs of this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, and upon request of the indemnified party, retain counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), to represent the indemnified party and any others entitled to indemnification pursuant to this Section 9, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the written consent of the indemnified party (which consent shall not be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. Notwithstanding anything contained herein to the contrary, the indemnifying party shall be liable for the reasonable fees and expenses of one additional firm of counsel (in addition to any local counsel) for the QIU in its capacity as such and all persons, if any, who control such QIU within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act.
(e)    If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters (or the QIU in its capacity as such) on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters (or the QIU in its capacity as such) on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. Benefits received by the QIU in its capacity as such shall be deemed to be equal to the compensation, if any, received by the QIU for acting in such capacity. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters (or the QIU in its capacity as such) on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders, and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) the QIU, in its capacity as such, shall not be responsible for any amount in excess of the compensation, if any, received by the QIU for acting in such capacity. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The liability of each Selling Stockholder under this Section 9(e) is several and not joint and shall be limited to an amount equal to its Selling Stockholder Proceeds less any amounts such Selling Stockholder is obligated to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
(f)    The obligations of the Company and the Selling Stockholders under this Section 9 shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of each Underwriter (and the QIU in its capacity as such) and each person, if any, who controls any Underwriter (or the QIU) within the meaning of the Act and each broker-dealer or other affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters (or the QIU) may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.
10.    (a)    If any Underwriter shall default in its obligation to purchase the Shares that it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in their discretion arrange for the Representatives or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company and the Selling Stockholders that the Representatives have so arranged for the purchase of such Shares, or the Company or a Selling Stockholder notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company or the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the Representatives’ opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.
(b)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives, the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
(c)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives, the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company, or the Selling Stockholders except for the expenses to be borne by the Company, the Selling Stockholders, and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
11.    The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company, the Selling Stockholders, and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any director, officer, employee, affiliate or controlling person of any Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.
12.    If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company and the Selling Stockholders as provided herein or the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company will reimburse the Underwriters through the Representatives for all reasonable and documented out-of-pocket expenses, approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof. Notwithstanding the foregoing, the Company shall not be required to reimburse the Underwriters for expenses if the Underwriters do not purchase the Shares in connection with any failure of the conditions specified in Section 8(k)(i), (iii), (iv) and (v).
13.    In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement,

request, notice or agreement on behalf of any Underwriter made or given by the Representatives; and in all dealings with any Selling Stockholder hereunder, the Representatives and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.
All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives in care of Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Registration Department and J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Equity Syndicate Desk, with a copy, which shall not constitute notice, to: Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025, Attention: Richard A. Kline and Sarah B. Axtell; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Legal Officer, with a copy, which shall not constitute notice, to: Fenwick & West LLP, 730 Arizona Avenue, 1st Floor, Santa Monica, California 90401, Attention: Michael Brown, Ran Ben-Tzur and Chelsea Anderson; and if to the Selling Stockholders shall be delivered or sent to each of the Attorneys-in-Fact named in the Power of Attorney, c/o the Company at the address set forth on the cover of the Registration Statement, Attention: Chief Legal Officer, with a copy, which shall not constitute notice, to Whalen LLP, 4701 Von Karman Avenue, Suite 325, Newport Beach, California 92660; provided, however, that any notice to an Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by the Representatives upon request; provided, however, that notices under subsection 5(f) shall be in writing, and if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to the Representatives at Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Control Room and J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Equity Syndicate Desk. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Stockholders, which information may include the name and address of their respective clients, as well as other information that will allow the underwriters to properly identify their respective clients.
14.    This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder, or any Underwriter, or any director, officer, employee, or affiliate of any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15.    Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.
16.    The Company and the Selling Stockholders acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any Selling Stockholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or any Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Stockholder on other matters) or any other obligation to the Company or any Selling Stockholder except the obligations expressly set forth in this Agreement, (iv) the Company and each Selling Stockholder has consulted its own legal and financial advisors to the extent it deemed appropriate, and (v) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. The Company and each Selling Stockholder agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any Selling Stockholder, in connection with such transaction or the process leading thereto.
17.    This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company, the Selling Stockholders, and the Underwriters, or any of them, with respect to the subject matter hereof.
18.    This Agreement and any transaction contemplated by this Agreement and any claim, controversy or dispute arising under or related thereto shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would result in the application of any other law than the laws of the State of New York. The Company and each Selling Stockholder agrees that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company and each Selling Stockholder agrees to submit to the jurisdiction of, and to venue in, such courts.
19.    The Company, each Selling Stockholder, and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
20.    This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
21.    Notwithstanding anything herein to the contrary, the Company and the Selling Stockholders are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Stockholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.
22.    Recognition of the U.S. Special Resolution Regimes.
(a)    In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)    In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
(c)    As used in this section:
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following:
(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
If the foregoing is in accordance with the Representatives’ understanding, please sign and return to us one for the Company and each of the Representatives plus one for each counsel and the Custodian counterparts hereof, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that the Representatives’ acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination upon request, but without warranty on the Representatives’ part as to the authority of the signers thereof.
Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney that authorizes such Attorney-in-Fact to take such action.
[Signature Pages Follow]

Very truly yours,

Wealthfront Corporation

By:
Name:
Title:

Selling Stockholders, acting severally

By:
Name:
Title:
As Attorney-in-Fact acting on behalf of each of the Selling Stockholders named in Schedule II to this Agreement.
[Signature Page to Underwriting Agreement]

Accepted as of the date hereof:

Goldman Sachs & Co. LLC

By:
Name:
Title:

J.P. Morgan Securities LLC

By:
Name:
Title:

On behalf of each of the Underwriters
[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC
RBC Capital Markets, LLC
Citizens JMP Securities, LLC
Keefe, Bruyette & Woods, Inc.
KeyBanc Capital Markets Inc.
Total

SCHEDULE II

	Total Number of Firm Shares to be Sold	Number of Optional Shares to be Sold if Maximum Option Exercised
The Company
The Selling Stockholders(a):
[ • ]		—
[ • ]		—
[ • ]		—
[ • ]		—
[ • ]		—
[ • ]		—
[ • ]		—
[ • ]		—
Total
(a)    Each Selling Stockholder is represented by [ • ] and has appointed [ • ], and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

SCHEDULE III
(a)    Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:
Electronic roadshow dated [ • ].
(b)    Additional Documents Incorporated by Reference:
[None.]
(c)    Information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:
The initial public offering price per share for the Shares is $[ • ].
The number of Firm Shares purchased by the Underwriters is [ • ].
(d)    Written Testing-the-Waters Communications:
[ • ].

ANNEX I
Form of Press Release
Wealthfront Corporation
[Date]
Wealthfront Corporation (the “Company”) announced today that Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, the lead book-running managers in the Company’s recent public sale of [ • ] shares of the Company’s common stock, are [waiving] [releasing] a lock-up restriction with respect to [ • ] shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on [ • ], and the shares may be sold on or after such date.
This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

ANNEX II
Form of Lock-up Agreement

[ • ], 2025

Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC

As Representatives of the several Underwriters
named in Schedule I to the Underwriting Agreement

Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282-2198

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Re: Wealthfront Corporation – Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives (the “Representatives”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Wealthfront Corporation, a Delaware corporation (the “Company”), and the selling stockholders named in Schedule II to such agreement (the “Selling Stockholders”), providing for a public offering (the “Public Offering”) of shares (the “Shares”) of common stock, $0.0001 par value per share (the “Common Stock”), of the Company pursuant to a Registration Statement on Form S-1 (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and ending on the earlier of (a) the opening of trading on the second Trading Day following the date of the Second Earnings Release and (b) the end of the 180th day after the date of the final prospectus relating to the Public Offering (the “Prospectus”) (such period, the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of his, her, its or their affiliates to, (i) offer, sell, contract to sell, pledge, grant any option, right or warrant to purchase, purchase any option or contract to sell, lend or otherwise transfer or dispose of any shares of Common Stock or any options or warrants to purchase any shares of Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock (such shares of Common Stock, options, rights, warrants or other securities, collectively, the “Lock-Up Securities”), including without limitation any such Lock-Up Securities now owned or hereafter acquired by the undersigned, (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise (any such sale, loan, pledge or other disposition, or transfer of economic consequences, a “Transfer”), (iii) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities or (iv) otherwise publicly announce any intention to engage in or cause any action, activity, transaction or arrangement described in clause (i), (ii) or (iii) above. The undersigned represents and warrants that the undersigned is not, and has not caused or directed any of his, her, its or their affiliates to be or become, currently a party to any agreement or arrangement that provides for, is designed to or reasonably could be expected to lead to or result in any Transfer during the Lock-Up Period.

Notwithstanding the foregoing, the undersigned may:

(a)    transfer the undersigned’s Lock-Up Securities:

(i)    as one or more bona fide gifts or charitable contributions, or for bona fide estate planning purposes;

(ii)    upon death by will, testamentary document or the laws of intestate succession;

(iii)    if the undersigned is a natural person, to any member of the undersigned’s immediate family (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin) or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned or, if the undersigned is a trust, to a trustor or beneficiary of the trust or the estate of a beneficiary of such trust;

(iv)    to a partnership, limited liability company or other entity of which the undersigned and the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(v)    to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (a)(i) through (iv) above;

(vi)    if the undersigned is a corporation, partnership, limited liability company or other business entity, (A) to another corporation, partnership, limited liability company or other business entity that is an affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) of the undersigned, or to any investment fund or other entity which fund or entity is controlled or managed by the undersigned or affiliates of the undersigned, or (B) as part of a transfer, distribution or disposition by the undersigned to its stockholders, partners, members or other equityholders or to the estate of any such stockholders, partners, members or other equityholders;

(vii)    by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree, separation agreement or other court order;

(viii)    to the Company from a current or former employee of the Company upon death, disability or termination of employment, in each case, of such employee;

(ix)    if the undersigned is not an officer or director of the Company, in connection with a sale of the undersigned’s shares of Common Stock acquired (A) from the Underwriters in the Public Offering or (B) in open market transactions after the closing date of the Public Offering;

(x)    in connection with the vesting, settlement or exercise of restricted stock units (“RSUs”), options, warrants or other rights to purchase shares of Common Stock (including, in each case, by way of “net” or “cashless” exercise), including any transfer to the Company for the payment of the exercise price, tax withholdings, remittance payments or other obligations due as a result of the vesting, settlement or exercise of such RSUs, options, warrants or other rights, or in connection with the conversion of convertible securities, each as described in the Registration Statement, the preliminary prospectus relating to the Shares included in the Registration Statement immediately prior to the time the Underwriting Agreement is executed and the Prospectus, provided that any Lock-Up Securities received upon such vesting, settlement, exercise or conversion that are not transferred to cover any such obligations shall be subject to the terms of this Lock-Up Agreement;

(xi)    in connection with the sale or other transfer of the undersigned’s shares of Common Stock to satisfy any tax obligations or estimated tax payments due as a result of the exercise, vesting and/or settlement of Company equity awards held by the undersigned, including (A) the exercise of stock options, if such options expire or the post-termination exercise period applicable to such options expire during the Lock-Up Period or (B) the settlement of RSUs pursuant to awards granted under a stock incentive plan or other equity award plan or arrangement described in the Registration Statement, the preliminary prospectus relating to the Shares included in the Registration Statement immediately prior to the time the Underwriting Agreement is executed and the Prospectus, provided that, in each case, any securities received upon such exercise or settlement that are not transferred to cover any such tax obligations or estimated tax payments shall be subject to the terms of this Lock-Up Agreement;

(xii)    to the Company in connection with the conversion, exchange or reclassification of any outstanding equity securities of the Company into shares of Common Stock, or any reclassification, exchange or conversion of shares of Common Stock, in each case as described and as contemplated in the Registration Statement, the preliminary prospectus relating to the Shares included in the Registration Statement immediately prior to the time the Underwriting Agreement is executed and the Prospectus, provided that any such shares of Common Stock received upon such conversion, exchange or reclassification shall be subject to the terms of this Lock-Up Agreement; and

(xiii)    with the prior written consent of the Representatives on behalf of the Underwriters;

provided that:
(A)    in the case of clauses (a)(i), (ii), (iii), (iv), (v) and (vi) above, such transfer or distribution shall not involve a disposition for value;

(B)    in the case of clauses (a)(i), (ii), (iii), (iv), (v), (vi) and (vii) above, it shall be a condition to the transfer or distribution that the donee, devisee, transferee or distributee, as the case may be, shall sign and deliver a lock‑up agreement in the form of this Lock-Up Agreement;

(C)    in the case of clauses (a)(iii), (iv), (v), (vi) and (ix) above, no filing by any party (including, without limitation, any donor, donee, devisee, transferor, transferee, distributor or distributee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public filing, report or announcement reporting a reduction in beneficial ownership of Lock-Up Securities shall be required or shall be voluntarily made in connection with such transfer, distribution or disposition (as the case may be) (other than (x) a required filing on a Form 5 made after the expiration of the Lock-Up Period or (y) a required filing under Section 16(a) of the Exchange Act or on a Schedule 13D or 13G that discloses therein that such transfer, distribution or other disposition is for no value (and if such recipient of securities is a person, trust or entity that would report a corresponding acquisition of such securities on the undersigned’s Form 4, and such acquisition is entitled to be reported on a Form 5, such acquisition may be voluntarily reported on such Form 4)); and

(D)    in the case of clauses (a)(i), (ii), (vii), (viii), (x), (xi) and (xii) above, no filing under the Exchange Act or other public filing, report or announcement shall be voluntarily made, and if any such filing, report or announcement shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto (1) the circumstances of such transfer or distribution and (2) in the case of a transfer or distribution pursuant to clauses (a)(i), (ii) or (vii) above, that the donee, devisee, transferee or distributee, as the case may be, has agreed to be bound by a lock-up agreement in the form of this Lock-Up Agreement;

(b)    enter into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the transfer, sale or other disposition of the undersigned’s Lock-Up Securities, if then permitted by the Company, provided that (1) none of the securities subject to such plan may be transferred, sold or otherwise disposed of until after the expiration of the Lock-Up Period and (2) no public announcement, report or filing under the Exchange Act, or any other public filing, report or announcement, shall be voluntarily made (whether by or on behalf of the undersigned, the Company or any other party) regarding, or that otherwise discloses, the establishment of such plan during the Lock-Up Period, and if any such filing, report or announcement shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate therein that that none of the securities subject to such plan may be transferred, sold or otherwise disposed of pursuant to such plan until after the expiration of the Lock-Up Period;

(c)    transfer the undersigned’s Lock-Up Securities pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control of the Company (for purposes hereof, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)); provided that all of the undersigned’s Lock-Up Securities that are not so transferred, tendered or otherwise disposed of shall remain subject to this Lock-Up Agreement; and provided further that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Lock-Up Securities shall remain subject to the provisions of this Lock-Up Agreement; and

(d)    if the undersigned is a Selling Stockholder, sell the undersigned’s Lock-Up Securities to the Underwriters pursuant to the Underwriting Agreement.

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed or other Shares the undersigned may purchase in the Public Offering.

If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than a natural person, entity or “group” (as described above) that has executed a Lock-Up Agreement in substantially the same form as this Lock-Up Agreement, beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.

If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, the Representatives will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service (or such other method approved by the Representatives that satisfies the requirements of FINRA Rule 5131(d)(2)) at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer not for consideration or that is to an immediate family member as defined in FINRA Rule 5130(i)(5) and (ii) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

The undersigned now has, and, except as contemplated by clauses (a),(c), (d) and (e) of the third paragraph of this Lock-Up Agreement, for the duration of this Lock-Up Agreement will have, good and marketable title to the undersigned’s Lock-Up Securities, free and clear of all liens, encumbrances and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with the foregoing restrictions.

In addition, and notwithstanding the provisions of the second paragraph of this Lock-up Agreement, if the undersigned is not an Excluded Holder as of the Initial Earnings Release (each such person, an “Eligible Release Party”) and the closing price of the Common Stock on the Nasdaq Stock Market (rounded up to the nearest cent) has exceeded 125% of the initial public offering price per Share set forth on the cover page of the Prospectus on at least five (5) Trading Days (one of which must be a Trading Day occurring after the date of the Initial Earnings Release) out of any ten (10) consecutive Trading Day period, subject as applicable to the Eligible Release Party, to compliance with the Company’s insider trading policy, as it may be amended from time to time (the “Insider Trading Policy”), applicable securities laws, including, without limitation, Rule 144 promulgated under the Securities Act and the securities laws of applicable non-U.S. jurisdictions, and applicable contractual restrictions and limitations, the undersigned may sell in the public market, beginning at the opening of trading on the second Trading Day (the “Partial Release Date”) after the applicable ten (10) consecutive Trading Day period, a number of shares of Common Stock not in excess of the applicable Maximum Percentage (as defined below) of the sum of the aggregate number of (1) vested shares of Common Stock and other securities convertible into or exercisable or exchangeable for Common Stock owned by the undersigned as of the date of the Company’s initial public filing of the Registration Statement (the “Public Filing Date”) and (2) vested shares of Common Stock and other securities convertible into or exercisable or exchangeable for Common Stock owned by the undersigned as of the Public Filing Date and through the first calendar day of the month in which the Initial Earnings Release occurs, including such vested shares and other securities convertible into or exercisable or exchangeable for Common Stock that are held by any trust for the direct or indirect benefit of the undersigned or of an immediate family member of the undersigned, provided that the Partial Release Date can only occur in a broadly applicable “open trading window” period during which trading in the Company’s securities is permitted under the Insider Trading Policy.

For purposes of this Lock-Up Agreement:

•“Excluded Holder” shall mean (i) any member of the Board of Directors of the Company, (ii) any “officer” of the Company within the meaning of Section 16 of the Exchange Act, and (iii) any limited liability company, partnership, corporation, trust or other entity associated with an individual identified in the preceding clauses (i) and (ii). Notwithstanding anything herein to the contrary, Index Ventures Growth Associates II Limited, Index Venture Associates VI Limited, Index Ventures VI (Jersey), L.P., Index Ventures Growth II (Jersey), L.P., Index Ventures VI Parallel Entrepreneur Fund (Jersey), L.P., Index Ventures Growth II Parallel Entrepreneur Fund (Jersey), L.P and Yucca (Jersey) SLP and their respective affiliates shall not be deemed an Excluded Holder.

•“Initial Earnings Release” shall mean the Company’s public announcement of its earnings (which for this purpose shall not include “flash” numbers or preliminary, partial earnings) for the fiscal year ending January 31, 2026;

•“Maximum Percentage” shall mean:

◦20% with respect to any employee or service provider of the Company as of the Public Filing Date who is not an Excluded Holder (a “Service Provider”);

◦10% with respect to any equityholder of the Company’s redeemable convertible preferred stock as of the Public Filing Date who is not an Excluded Holder and that, as of the Public Filing Date, has submitted an irrevocable election to sell at least 25% of such holder’s outstanding shares of the Company’s redeemable convertible preferred stock, Common Stock, vested options or RSUs that have satisfied applicable time and service vesting conditions prior to the Public Offering, including any such securities held by affiliates of such holder, calculated as of the Public Filing Date, to the Underwriters in the Public Offering (a “Selling Preferred Stockholder”);

◦5% with respect to any equityholder of the Company who is not a Service Provider, a Selling Preferred Stockholder or an Excluded Holder;

•“Second Earnings Release” shall mean the Company’s release of earnings (which for this purpose shall not include “flash” numbers or preliminary, partial earnings) for the fiscal quarterly period ending April 30, 2026; and

•“Trading Day” shall mean a day on which the Nasdaq Stock Market is open for the buying and selling of securities.

The undersigned acknowledges and agrees that none of the Underwriters has made any recommendation or provided any investment or other advice to the undersigned with respect to this Lock-Up Agreement or the subject matter hereof, and the undersigned has consulted its own legal, accounting, financial, regulatory, tax and other advisors with respect to this Lock-Up Agreement and the subject matter hereof to the extent the undersigned has deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may have provided or hereafter provide to the undersigned in connection with the Public Offering a Form CRS and/or certain other disclosures as contemplated by Regulation Best Interest, the Underwriters have not made and are not making a recommendation to the undersigned to enter into this Lock-Up Agreement or to transfer, sell or dispose of, or to refrain from transferring, selling or disposing of, any shares of Common Stock, and nothing set forth in such disclosures or herein is intended to suggest that any Underwriter is making such a recommendation.

This Lock-Up Agreement shall automatically terminate and the undersigned shall be released from all of his, her or its obligations hereunder upon the earliest of (i) the date on which the Registration Statement filed with the SEC with respect to the Public Offering is withdrawn, (ii) the date on which for any reason the Underwriting Agreement is terminated (other than the provisions thereof that survive termination) prior to payment for and delivery of the Shares to be sold thereunder (other than pursuant to the Underwriters’ option thereunder to purchase additional Shares), (iii) the date on which the Company notifies the Representatives, in writing and prior to the execution of the Underwriting Agreement, that it does not intend to proceed with the Public Offering and (iv) December 31, 2025, in the event that the Underwriting Agreement has not been executed by such date (provided, however, that the Company may, by written notice to the undersigned prior to such date, extend such date by a period of up to an additional 90 days).

Notwithstanding anything herein to the contrary, Goldman Sachs & Co. LLC and its affiliates, other than the undersigned, may engage in brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage, principal investing and other similar activities conducted in the ordinary course of their affiliates’ business. The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering.

The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws that would result in the application of any law other than the laws of the State of New York. This Lock-Up Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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Very truly yours,

IF AN INDIVIDUAL:	IF AN ENTITY:
By: __________________________________ (duly authorized signature)	______________________________________ (please print complete name of entity)
Name: ________________________________ (please print full name)	By: __________________________________ (duly authorized signature)
Name: ________________________________ (please print full name) Title: _________________________________ (please print full title)

[Signature Page to Lock-up Agreement
Wealthfront Corporation]